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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 13, 1997
                                                 ------------

                         REGENERON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


          NEW YORK                   0-19034                 No. 13-3444607
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(State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)             Identification No.)

777 OLD SAW MILL RIVER  ROAD, TARRYTOWN, NY                    10591-6707
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  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (914) 347-7000
                                                   --------------

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                  Page 1 of 6

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INFORMATION TO BE INCLUDED IN REPORT



Item 5. Other Events.

        On May 13, 1997, the Company issued a press release, a copy of which is included as an exhibit to this filing.



Item 7. Financial Statements and Exhibits.

        (c)     Exhibits

        99(a)   Press Release dated May 13, 1997.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Regeneron Pharmaceuticals, Inc.


                                         By: /s/ Murray A. Goldberg
                                             ---------------------------
                                             Murray A. Goldberg
                                             Vice President, Finance &
                                             Administration, Chief Financial
                                             Officer, and Treasurer


Date:  May 13, 1997


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